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                                 EXHIBIT 99(iii)

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of South Street Financial Corp. (the "Company") certifies that the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is made solely for the purpose of 18 U.S.C Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

                                           SOUTH STREET FINANCIAL CORP.


Date:  May 14, 2003                    By: /s/ R. Ronald Swanner
                                           -------------------------------------
                                           R. Ronald Swanner
                                           President and Chief Executive Officer


Date:  May 14, 2003                    By: /s/ Christopher F. Cranford
                                           -------------------------------------
                                           Christopher F. Cranford
                                           Treasurer and Controller